Porta Systems Corp.
                               575 Underhill Blvd.
                             Syosset, New York 11791

                                January 26, 1998

Henley Group, Ltd.
Woodstead Associates, L.P.
Lake Trust
Smith Management Company, Inc.
c/o Smith Management Company, Inc.
885 Third Avenue, 34th floor
New York, New York 10022

            Re: Porta Systems Corp. 6% Convertible Subordinated Debentures Due July 1, 2002
                  --------------------------------------------------------------

Gentlemen:

      This Agreement will set forth the terms pursuant to which Henley Group, Ltd., Woodstead Associates, L.P. and Lake Trust (collectively, "Holders" and each, individually, a "Holder") will exchange 6% Convertible Subordinated Debentures Due July 1, 2002 ("Debentures") of Porta Systems Corp., a Delaware corporation (the "Company"), for shares of the Company's common stock, par value $.01 per share ("Common Stock").

      1. Each Holder represents and warrants that (a) the Holders are the sole beneficial owners of Debentures (the "Exchange Debentures") in the aggregate principal amount of one million two hundred sixty thousand U.S. dollars (US$1,260,000), with each Holder being the sole beneficial owner of the principal amount of Debentures set forth after such Holder's name under the heading "Principal Amount" in Exhibit A to this Agreement, (b) the Exchange Debentures are not subject to any pledge, lien, hypothecation or any encumbrance and (c) the Holders have the right to enter into this Agreement and effect the exchange provided for in this Agreement.

      2. Holders agree, within ten (10) business days from the date of this Agreement, to exchange the Exchange Debentures for an aggregate of three hundred thirty thousand three hundred seventy two (330,372) shares (the "Exchange Shares") of Common Stock. The number of Exchange Shares issuable in respect of the Exchange Debentures owned by each Holder is set forth after such Holder's name under the heading "Exchange Shares" in Exhibit A to this Agreement. Delivery of the Exchange Debentures shall be made to the Company's transfer agent, American Stock Transfer & Trust Company ("AST&T"). The Company will instruct AST&T to issue the Exchange Shares in the name of Smith Management Company, Inc. ("Smith") and deliver the certificates for the Exchange Shares to Smith at its address set forth at the beginning of this Agreement. In exchanging the Exchange Debentures for the Exchange Shares, the Holders are waiving any rights they have or may have to interest on the Exchange Debentures.

Hurley Group, Ltd.
Woodstead Associates, L.P.
Lake Trust
Smith Management Co., Inc.
January 26, 1998
Page 2


      3. Holders jointly and severally represent and warrant that (a) each Holder is an accredited investor within the meaning of Rule 501 of the Securities and Exchange Commission (the "Commission" ) under the Securities Act of 1933, as amended (the "Securities Act"), (b) each Holder is acquiring the Exchange Shares for its own account for investment and not with a view to the sale or distribution thereof, (c) all corporate or partnership action necessary for each Holder to execute this Agreement has been taken and (d) this Agreement constitutes the valid, binding and enforceable obligation of each Holder. Each Holder and Smith understand that the certificates for the Exchange Shares shall bear the Company's standard investment legend. Smith agrees that it will not transfer the Exchange Shares except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act and applicable state law, in which event Smith will deliver to the Company an opinion of counsel as to the availability of such exemption, such opinion and such counsel to be reasonably acceptable to the Company.

      4. Each Holder represents and warrants that its Federal taxpayer identification number is as set forth after such Holder's name under the heading "Tax ID Number" on Exhibit A to this Agreement, and at the request of the Company, will execute and deliver to the Company a Form W-8 or W-9 to such effect.

      5. The Company represents and warrants that (a) all corporate action necessary for the execution of this Agreement by the Company and the performance by the Company of its terms has been taken, (b) this Agreement constitutes the valid, binding and enforceable obligation of the Company and (c) the Exchange Shares, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable.

      6. (a) The Company agrees that it will include the Exchange Shares in the next registration statement filed by the Company with the Commission, and that it will file such registration statement with the Commission not later than April 30, 1998. The Company agrees that it will keep the registration statement covering the Exchange Shares effective for such time as the registration statement is otherwise being kept effective; provided, however, that the Company shall not be required to either file or keep the registration statement effective as to the Exchange Shares subsequent to two years from the date of this Agreement. It shall be a condition to the obligations of the Company to include the Exchange Shares in any registration statement that Smith shall provide the Company in a timely manner with such information as the Company may request in connection with the registration statement, including, but not limited to, information concerning Smith, any underwriter engaged by Smith and the proposed manner of distribution of the registered securities and any specific information requested by the Commission, any stock exchange or market or the National Association of Securities Dealers, Inc.

Hurley Group, Ltd.
Woodstead Associates, L.P.
Lake Trust
Smith Management Co., Inc.
January 26, 1998
Page 3


            (b) The following provision shall also be applicable:

                  (i) Following the effective date of the registration statement, the Company shall, upon the request of Smith, forthwith supply Smith with such number of prospectuses meeting the requirements of the Securities Act as Smith shall reasonably request to permit Smith to make a public distribution of the Exchange Shares from time to time. The Company shall also use its best efforts to qualify the Exchange Shares for sale in such states as the Company is qualifying the other securities being registered pursuant to the registration statement as Smith may reasonably request.

                  (ii) The Company shall bear the entire cost and expense of the preparation and filing of the registration statement pursuant to this Paragraph
6. Smith shall, however, bear the fees of its own counsel and accountants and any transfer taxes or underwriting discounts or commissions applicable to the Exchange Shares being sold by Smith pursuant thereto.

                  (iii) The Company shall indemnify and hold harmless Smith and each underwriter, within the meaning of the Securities Act, who may purchase from or sell any Exchange Shares for Smith from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under the Securities Act or any prospectus included therein required to be filed or furnished by reason of this Paragraph 6 or any application or other filing under any state securities law caused by any omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to which Smith or any such underwriter may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished to the Company by Smith or any underwriter expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of the Securities Act; provided, however, that Smith and any such underwriter shall at the same time indemnify the Company, its directors, each officer signing the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act and each other person (the "other holders"), whose securities are being offered or sold pursuant to such registration statement, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Paragraph 6 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not

Hurley Group, Ltd.
Woodstead Associates, L.P.
Lake Trust
Smith Management Co., Inc.
January 26, 1998
Page 4


misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon written information furnished to the Company by Smith or any such underwriter expressly for use therein.

                  (iv) If any action or claim  shall be brought or asserted by a person entitled to indemnification pursuant to Paragraph 6(b)(iii) this Agreement (an "indemnified party") against the Company or any underwriter engaged by the Company or any person controlling the Company or such underwriter or against Smith or any underwriter engaged by Smith or any person controlling Smith or such underwriter, in respect of which indemnity may be sought pursuant to said Paragraph 6(b)(iii) (an "indemnifying party"), the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all legal and other expenses. The failure of the indemnified party to notify the indemnifying party will not relieve the indemnifying party of any liability for indemnification which it may have to the indemnified party other than pursuant to Paragraph 6(b)(iii) of this Agreement. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (A) the employment thereof has been specifically authorized by the indemnifying party in writing, or (B) the indemnifying party has failed to assume the defense and employ counsel as provided in this Paragraph 6(b)(iv), or (C) the named parties to any such action (including any impleaded parties) include both an indemnified party and an indemnifying party, and in the judgment of the counsel for the indemnifying party, it is advisable for the indemnified party or controlling person to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party or such controlling person), it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time in each jurisdiction for all indemnified parties (whether pursuant to this Agreement or any other agreements granting registration rights), which firm shall be designated in writing by a majority of the indemnified parties (based on the number of shares being registered by the indemnified parties if the indemnified parties are selling stockholders), except that if the indemnified parties include the Company, the Company shall designate counsel. The indemnifying party shall not be liable for any settlement of any such action effected by an indemnified party without the written consent of the indemnifying party (which shall not be withheld unreasonably in light of all factors of importance to such indemnified party), but if settled with such written consent, or if there be a final judgment or decree for the plaintiff in any such action by a court of competent jurisdiction and the time to appeal shall have expired or the last appeal shall have been denied, the indemnifying

Hurley Group, Ltd.
Woodstead Associates, L.P.
Lake Trust
Smith Management Co., Inc.
January 26, 1998
Page 5


party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (v) Smith shall not engage an underwriter for the sale of the Exchange Shares without the prior consent of the Company.

      7. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail, return receipt requested or by telecopier of receipt of transmission is confirmed or if transmission is confirmed by mail as provided in this Paragraph
7. Notices shall be deemed to have been received on the date of personal delivery or telecopy or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the fifth (5th) business day after the date of mailing. Notices shall be sent to the parties at their respective addresses set forth at the beginning of this Agreement or, if by telecopier, to the Company at (516) 682-4655 or to Holders or Smith at (212) 751-9502. Notice to the Company should be sent to the attention of Mr. Edward B. Kornfeld, Senior Vice President and Chief Financial Officer and notice to any Holder or Smith should be sent to the attention of David A. Persing, Esq., Senior Vice President -- General Counsel. Any party may change the address, telecopier number of person to whom notice should be given by notice in the manner provided in this Paragraph 7.

      8. (a) This Agreement constitutes the entire agreement of the parties with respect to its subject matter, superseding and terminating any and all prior or contemporaneous oral and prior written agreements, understandings, letters of intent, representations and warranties between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement or a waiver and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

            (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within

Hurley Group, Ltd.
Woodstead Associates, L.P.
Lake Trust
Smith Management Co., Inc.
January 26, 1998
Page 6


such State. Each party hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement or any document or instrument delivered with respect to this Agreement and/or the Units shall be brought exclusively in any Federal or state court in the County of New York, State of New York,(ii) agrees that any process in any action commenced in such court under this Agreement may be served upon him personally, by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in New York City in addition to any other method of service permitted by law, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto.

            (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

            (d) In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

            (e)  Each  party   shall,   without   payment   of  any   additional
consideration by any other party, at any time on or after the date of this Agreement, take such other action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

            (f) All references to any gender shall be deemed to include the masculine, feminine or neuter gender, the singular shall include the plural, and the plural shall include the singular.

            (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

                   [Balance of page intentionally left blank]

Hurley Group, Ltd.
Woodstead Associates, L.P.
Lake Trust
Smith Management Co., Inc.
January 26, 1998
Page 7


      Please confirm your agreement with the foregoing by signing this Agreement where indicated and returning it to the Company.

                                       PORTA SYSTEMS CORP.

                                       By:__________________________

AGREED TO AND ACCEPTED:

SMITH MANAGEMENT COMPANY, INC.         HENLEY GROUP, LTD.

By:______________________________      By:______________________________

Name:____________________________      Name:____________________________

Title:___________________________      Title:___________________________

WOODSTEAD ASSOCIATES, L.P.             LAKE TRUST

By:______________________________      By:______________________________

Name:____________________________      Name:____________________________

Title:___________________________      Title:___________________________

                                                                       Exhibit A

                         Information Concerning Holders

Name                          Tax ID Number   Principal Amount   Exchange Shares
----                          -------------   ----------------   ---------------
Henley Group, Ltd.            N.A.                  $  815,000           213,693
Woodstead Associates, L.P.    76-0278088               100,000            26,220
Lake Trust                    13-3624838               345,000            90,459
                                                    ----------           -------
      Total                                         $1,260,000           330,372
                                                    ==========           =======